                                                             EXHIBIT 10(q)
                                                             -------------





                        COMPUTER TASK GROUP, INCORPORATED
                        ---------------------------------





1991 Restricted Stock Plan.

                        COMPUTER TASK GROUP, INCORPORATED
                           1991 RESTRICTED STOCK PLAN

--------------------------------------------------------------------------------
                                    ARTICLE I

                                   DEFINITIONS


         1.1.  For purposes of this Plan:

         (A) The term "AWARD" shall mean a grant of Restricted Shares of the Company's Common Stock to a Recipient.

         (B) The term "BOARD" shall mean the Board of Directors of the Company.

         (C) The term "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         (D) The term "COMMITTEE" shall mean the Compensation Committee of the Board. When taking action with respect to the Plan or Awards granted under the Plan, the Committee shall composed solely of two or more Non-Employee Directors.

         (E) The term "COMMON STOCK" shall mean the common stock, par value $.01 per share, of the Company and any shares of stock or other securities received as a result of the adjustments contemplated in this Plan.

         (F) The term "COMPANY" shall mean Computer Task Group, Incorporated.

         (G) The term "DISABILITY" shall mean permanent and total disability as defined in Section 22(e)(3) of the Code.

         (H) The term "NON-EMPLOYEE DIRECTOR" shall mean a director who:

                                    (i) is not  currently an officer (as defined
         in Rule 16a-(f) of the Securities and Exchange Commission (the "SEC") of the Company or parent or subsidiary of the Company, or otherwise currently employed by the Company or a parent or subsidiary of the Company;
                                    (ii) does not receive  compensation,  either
         directly or indirectly, from the Company or a parent or subsidiary of the Company, for services rendered as a consultant or in a capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosures would be required pursuant to
         Item 404(a) of Regulation S-K of the SEC;

                                    (iii)  does  not  posses  an  interest  in
         any other transaction for which disclosures would be required pursuant to Item 404(a) of Regulation S-K of the SEC; and

                                    (iv) is not  engaged  in a  business
         relationship for disclosures would be required pursuant to Item 404(b) of Regulation S-K of the SEC.

         (I) The term "PLAN" shall mean the Computer Task Group, Incorporated 1991 Restricted Stock Plan, as amended from time to time.

         (J) The term "RECIPIENT" shall mean an employee of the Company or its Subsidiaries who receives an Award pursuant to this Plan.

         (K) The term "RESTRICTED PERIOD" shall mean the period established by the Committee commencing on the date an Award is granted to a Recipient during which the restrictions set forth in this Plan or a Restricted Stock Agreement shall be applicable.

         (L) The term "RESTRICTED SHARES" or "RESTRICTED STOCK" shall mean shares of Common Stock granted to a Recipient, subject to the restrictions set forth in Section 7.3 hereof and in each Award.

         (M) The term "RESTRICTED STOCK AGREEMENT" shall mean an agreement entered into by the Recipient and the Company setting forth the terms of the Award as set forth in Article VII.

         (N) The term "SUBSIDIARY" shall have the meaning as set forth in
Section 424 of the Code or any successor provision and shall include any corporation which becomes a subsidiary after the date of adoption of the Plan.

                                   ARTICLE II

                                     PURPOSE

         2.1. The purpose of the Computer Task Group, Incorporated 1991 Restricted Stock Plan is to promote the growth and profitability of the Company and its Subsidiaries by providing the incentive of long- term equity rewards consisting of Common Stock, subject to certain restrictions as provided herein, to key employees of the Company and its Subsidiaries who have had, and who are expected to continue to have a significant impact on the performance of the Company, to encourage such employees to remain with the Company and to further identify their interests with those of the Company's stockholders.





                                   ARTICLE III

                      EFFECTIVE DATE AND EXPIRATION OF PLAN

         3.1. This Plan has been adopted by the Board effective as of January 25, 1991. If this Plan is not approved within one year after the date of its adoption by the Board by the vote at a meeting of the stockholders of the Company of the holders of a majority of the shares of Common Stock present or represented at such meeting, this Plan and all Awards shall terminate at the time of such meeting or, if no such meeting is held, after the passage of one year from the date the Plan was adopted by the Board. Unless earlier terminated by the Board or the Committee, the Plan shall terminate when all Awards authorized under the Plan have been granted and all shares subject to such Awards have been issued and are no longer subject to forfeiture under the terms hereof.

                                   ARTICLE IV

                                   ELIGIBILITY

         4.1. Participation in and Awards under the Plan shall be limited to key employees of the Company and its Subsidiaries. Key employees will, in general, be those employees of the Company and its Subsidiaries in positions of responsibility whose business decisions, in the sole judgment of the Committee, contribute to the overall success of the Company and its Subsidiaries.


                                    ARTICLE V

                           SHARES SUBJECT TO THE PLAN

         5.1. The total number of Restricted Shares of Common Stock of the Company for which Awards may be granted under this Plan shall not exceed 400,000 shares, subject to adjustment in accordance with Article VIII hereof. Such shares shall be treasury shares of the Company. Shares of Common Stock issued as Restricted Shares under the Plan that are subsequently forfeited pursuant to
Article VII hereof shall be available for grants of future Awards.


                                   ARTICLE VI

                                 ADMINISTRATION

         6.1. The Committee shall have full and exclusive authority to administer, construe and interpret the Plan, and to adopt such rules, regulations and guidelines and perform such other acts relating to the Plan, including the delegation of administrative responsibilities which it believes reasonable and proper.

         6.2. The Committee shall have the exclusive right to grant Awards pursuant to the terms of this Plan and shall, in its sole discretion, determine which employees of the Company and its Subsidiaries shall be granted Awards, the number of Restricted Shares of Common Stock subject to any Award, the times at which Awards will be granted and subject to forfeiture, and any other terms and conditions of such Awards. All claims by Recipients arising under this Plan shall be presented to the Committee. The acts and decisions of the Committee with respect to any questions arising in connection with the administration and interpretation of this Plan, including the severability of any and all of the provisions hereof shall be conclusive, final and binding. Employees of the Company and its Subsidiaries shall not have any claim or right to be granted an Award and there shall be no obligation on the part of the Committee, in granting Awards, to treat eligible employees uniformly.

                                   ARTICLE VII

                         TERMS AND CONDITIONS OF AWARDS

         7.1 AWARDS OF RESTRICTED SHARES. The Committee shall have the exclusive right and power to grant Awards of Restricted Shares at any time either alone or in connection with options or securities granted pursuant to other Company plans. Subject to the terms and conditions of this Plan, an Award shall be effective for the Restricted Period and shall not be revoked. Once an Award has been granted to a Recipient, share certificates representing the number of Restricted Shares shall be registered in the name of the Recipient but shall be held by the Company for the account of the Recipient. Each certificate evidencing the Restricted Shares subject to an Award may bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award.

         7.2 RESTRICTED STOCK AGREEMENT. Awards granted pursuant to this Plan shall be evidenced by a written agreement executed by both the Company and the Recipient which shall state the number of Restricted Shares granted, the Restricted Period, and such other terms, conditions and restrictions as the Committee shall approve.

         7.3 RESTRICTED PERIOD. The Committee shall establish the Restricted Period for each Award or portion therof at the time an Award is granted and may establish a different Restricted Period for each Award or portion thereof. The Committee shall have the power, in its sole discretion, to accelerate the expiration of the Restricted Period with respect to any part or all of the Restricted Shares awarded to a Recipient, and may require, as a condition of any such Award, that the Recipient shall have delivered a stock power endorsed in blank relating to the shares covered by such Award. Stock powers delivered to the Company in connection with any Award shall be returned in accordance with the provisions of Section 7.6 hereof. A Recipient may be granted more than one Award.

         7.4 TERMINATION OF EMPLOYMENT. Except as may otherwise be set forth in the grant of an Award, if a Recipient ceases to be an employee of the Company or its Subsidiaries prior to the expiration of the applicable Restricted Period by reason of death or Disability, all restrictions set forth in this Plan and Restricted Stock Agreement(s) shall terminate as to any Restricted Shares granted to such Recipient which are still subject to restriction, and certificates for the proper number of shares of Common Stock free of all restrictions described herein shall be delivered to a Recipient or his beneficiary or estate, as the case may be, in accordance with Section 7.6 hereof. If a Recipient ceases to be an employee prior to the end of the Restricted Period for any other reason, such Recipient shall immediately forfeit all Restricted Shares.

         7.5 SHAREHOLDER RIGHTS. During the Restricted Period, the Recipient of an Award shall be entitled to receive all dividends and shall have the right to vote such Restricted Shares as the record owner thereof.

         7.6 DELIVERY OF SHARES. Certificates for the proper number of shares of Common Stock free of the restrictions set forth in this Plan and any Restricted Stock Agreement, registered in the name of a Recipient, shall be delivered to a Recipient or his or her beneficiary or estate, as the case may be, upon termination of the Restricted Period or at such earlier time as provided for in accordance with Section 7.4 hereof.

         7.7 DESIGNATION OF BENEFICIARY. Recipients shall have the right to designate one or more persons to receive, in the event of his or her death, any rights to which he or she would be entitled under this Plan. Designations shall be made in writing and filed with the Committee on a form to be provided by the Company. The designation of a beneficiary may be changed or revoked by a

Recipient at any time by filing a written statement of such change or revocation with the Committee. A Recipient's estate shall be deemed to be his or her beneficiary in the event a beneficiary is not otherwise designated.

         7.8. TAXES. The Company may make such provisions and take such steps as it deems necessary or appropriate for the withholding of any taxes which the Company is required by law or regulation of any governmental authority to withhold in connection with any Award pursuant to this Plan.

         7.9. RESTRICTIONS ON TRANSFERABILITY. The Restricted Shares granted pursuant to an Award shall not be sold, transferred, assigned, pledged or otherwise disposed of by a Recipient during the Restricted Period.

                                  ARTICLE VIII

                                   ADJUSTMENTS

         8.1. In the event that at any time the Company shall enter into a transaction described in Section 424(a) of the Code, declare a stock dividend, stock split or otherwise enter into a transaction which in the sole judgment of the Committee requires action to adjust the terms of outstanding Awards, the Committee may take such action to preserve a Recipient's rights substantially proportionate to the rights existing prior to such event. To the extent that such action shall include an increase or decrease in the number of shares of Common Stock subject to outstanding Awards, the number of shares available under this Plan shall be proportionately increased or decreased. Any adjustment may provide for the elimination of any fractional share which might otherwise become subject to an Award.


                                   ARTICLE IX

                                  MISCELLANEOUS

         9.1. CONTINUED EMPLOYMENT. Nothing in this Plan or any document describing or referring to this Plan shall be deemed to confer on any Recipient of an Award the right to continue in the employ of the Company or its Subsidiaries or affect the right of the Company or its Subsidiaries to terminate the employment of any such person with or without cause.

         9.2. GOVERNING LAW. This Plan and all actions taken hereunder shall be governed by the laws of the State of New York and all Awards granted pursuant thereto shall be subject to all applicable federal and state laws, rules and regulations and to such approval by any regulatory or governmental agency as may be required.

                                    ARTICLE X

                        AMENDMENT OR TERMINATION OF PLAN

         10.01. The Committee may, from time to time, amend, suspend, or terminate this Plan or any provision thereof; provided, however, that no amendment to this Plan shall be made which would, without the prior approval of the Shareholders of the Company: (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the number of securities which may be issued under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan.